Other Earnings (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other Income and Expenses [Abstract]
Other Adjustments to Income, Discontinued Operations	$ 10	$ 25	$ 7
Royalty income	51	55	58
Share of net earnings of equity affiliates (See Note 5)	9	36	46
Gain on sale of assets	3	7	8
Other	76	54	61
Total	$ 139	$ 152	$ 173